UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 13, 2017

CROCS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-51754	20-2164234
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

7477 East Dry Creek Parkway Niwot, Colorado	80503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 848-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                           Entry into a Material Definitive Agreement.

On October 13, 2017, Crocs, Inc. (the “Company”) and its subsidiaries, Crocs Retail, LLC, Ocean Minded, Inc., Jibbitz, LLC and Bite, Inc., as borrowers and Western Brands Holding Company, LLC, as guarantor, entered into the Fourteenth Amendment to the Amended and Restated Credit Agreement (the “Amendment”), with PNC Bank, National Association (“PNC”), as lender and administrative agent, and the other lenders party thereto, pursuant to which certain terms of the Amended and Restated Credit Agreement, dated December 16, 2011, were amended.

The Amendment, among other things, (i) increases the total commitments under the Company’s revolving credit facility from $80 million to $100 million, (ii) adds KeyBank National Association as a lender under the revolving credit facility, (iii) increases the covenant triggering event upon which the borrowers are required to meet certain financial covenants from $20 million in average outstanding borrowings during a specified period to the lesser of $40 million or 40% of the total commitments, (iv) permits certain intercompany loans of up to $375 million, and (v) amends certain other provisions to be more favorable to the Company.

The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which will be filed with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 17, 2017, Jason K. Giordano resigned from the Board of Directors of the Company, effective immediately.  Mr. Giordano’s decision to resign was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROCS, INC.

Date: October 18, 2017	By:	/s/ Carrie Teffner
Carrie Teffner
Executive Vice President and Chief Financial Officer